UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2016

PULTEGROUP, INC.

(Exact name of Registrant as Specified in Charter)

Michigan	1-9804	38-2766606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326

(Address of Principal Executive Offices) (Zip Code)

(404) 978-6400

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PulteGroup, Inc. (the “Company”) today announced that Richard J. Dugas, Jr. has informed the Company’s Board of Directors of his intention to retire as Chairman and Chief Executive Officer at the 2017 Annual Meeting of Shareholders. The Board has formed a special committee of independent directors to conduct a search for his successor, with the assistance of a leading executive recruitment firm.

A press release regarding the Company’s announcement of Mr. Dugas’ retirement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued on April 4, 2016 by PulteGroup, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date: April 4, 2016	By:	/s/ Steven M. Cook
Steven M. Cook Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on April 4, 2016 by PulteGroup, Inc.